THIS EXHIBIT HAS BEEN REDACTED TO REMOVE INFORMATION THAT IS NOT MATERIAL AND THAT THE REGISTRANT MUST TREAT AS PRIVATE AND CONFIDENTIAL.

Amendment No. 1

to Exclusive Licensing Agreement
between

FELICITEX THERAPEUTICS, INC.
and
SELVITA S.A.

This Amendment ("Amendment No. 1") effective as of the Effective Date confirms mutual understanding made by and among Felicitex Therapeutics, Inc., a corporation registered under the laws of the State of Delaware, United States, having its principal place of business at One Kendall Square Building 200, B2002, Cambridge, Massachusetts 02139, U.S.A. ("Felicitex"), and Selvita S.A., a Polish corporation, having its principal place of business at Park Life Science, ul. Bobrzyńskiego 14, 30-348 Kraków, Poland ("Selvita"), to amend certain terms and conditions of the Exclusive License Agreement between the Parties dated 31 December 2018 (the 'Agreement").

WHEREAS, Felicitex whishes in addition to the rights and licenses granted to it under the Agreement, to acquire rights from Selvita to further Research, Develop, Manufacture and Commercialize the compounds in the Field not limited merely to oncology.

WHEREAS, the Parties agree to be bound by the terms and conditions of the Agreement, as amended herein.

NOW, THEREFORE, in consideration of the above, having in mind that such expansion of Field is a material change of the Agreement, the Parties hereby agree to amend the Agreement as of the Amendment No. 1 Effective Date in the following manner. All amounts payable to Selvita by Felicitex for reaching Development Milestones for Second and any subsequent Indication and all the Sales Milestones, in particular those set forth in Article VII of the Agreement, shall be increased [redacted] comparing to the results of calculations under the current wording of the Agreement, and shall read as follows:

Original version			**Amendment No. 1. New wording of the Agreement**		
7.2.1 Development Milestones for Internal Development (please see table below).			7.2.1 Development Milestones for Internal Development (please see table below).		
Milestone Event	**Milestone Payment**		**Milestone Event**	**Milestone Payment**	
	First Indication	**Second and any subsequent Indication**		**First Indication**	**Second and any subsequent Indication**
Initiation of the first Phase 2 Clinical Trial	[redacted]		Initiation of the first Phase 2 Clinical Trial	[redacted]	
Initiation of the first Phase 3 Clinical Trial			Initiation of the first Phase 3 Clinical Trial		
Regulatory Approval in the U.S.			Regulatory Approval in the U.S.		
Regulatory Approval in the EU			Regulatory Approval in the EU		
Regulatory Approval in Japan			Regulatory Approval in Japan		

Regulatory Approval in Brazil, Russia, India and China (BRIC; at least 2 out of 4 countries)	[redacted]	Regulatory Approval in Brazil, Russia, India and China (BRIC; at least 2 out of 4 countries)	[redacted]
7.2.2 Sales Milestones for Internal Development (please see table below).		7.2.2 Sales Milestones for Internal Development (please see table below).	
Milestone Eve. Aggregate Calendar Year Net Sales of all Products in the Territory exceed	Milestone Payment	Milestone Eve. Aggregate Calendar Year Net Sales of all Products in the Territory exceed	Milestone Payment
US$[redacted]		US$[redacted]	
US$[redacted]		US$[redacted]	

Sec. 1.27 shall have a following wording: "Field" means the treatment and remediation of any human or veterinary disease, disorder or condition.

It is the intent of the Parties that the terms of this Amendment No. 1 be read and interpreted as being additive to and in harmony with and, except as expressly set out herein, not as replacing or contradicting the terms and conditions of the Agreement.

All other terms and conditions to the Agreement remain unchanged and in full force and effect except to the extent superseded by the terms and conditions of this Amendment No. 1.

The Agreement, as modified by this Amendment No. 1, contains the entire understanding of the Parties with respect to the subject matter.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives.

Felicitex

BY: ______________________

NAME: Maria Vilenchik

TITLE: CEO and Founder

DATE: April 16, 2019

Selvita

BY: ______________________

NAME: Paweł Przewięźlikowski

TITLE: Chief Executive Officer

DATE: 11 APR 2019

Krzysztof Brzózka, PhD
Executive Vice President
Chief Scientific Officer

11 APR 2019